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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        October 16, 2002
                                                 -------------------------------


                           NORTHERN TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



            0-5965                                      36-2723087
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   (Commission File Number)                   (IRS Employer Identification No.)


Fifty South LaSalle Street, Chicago, Illinois               60675
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   (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code            (312) 630-6000
                                                    ----------------------------

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Item 5.  Other Events

         The information contained in the registrant's October 16, 2002 press release, reporting on the registrant's earnings for the third quarter of 2002, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits:

         Exhibit 99   October 16, 2002 Press Release

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              NORTHERN TRUST CORPORATION
                                              --------------------------
                                                     (Registrant)

Dated: October 16, 2002                       By: /s/Perry R. Pero
                                                  -------------------
                                                     Perry R. Pero
                                                     Vice Chairman
                                                     and Chief Financial Officer

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                                  EXHIBIT INDEX

Number            Description                                 Page Number
------            -----------                                 -----------
 99               October 16, 2002  Press Release                  5

                                        4